UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2017

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 28, 2017, Hecla Mining Company (the “Company”) issued a news release announcing certain estimated preliminary production and financial results for the second quarter ending June 30, 2017. All measures of the Company’s second quarter 2017 operating and financial results and conditions contained in the news release are preliminary and reflect only the Company’s estimated second quarter 2017 results as of the date of the news release and should not be regarded as a representation by the Company as to its actual results for such quarter. Actual reported second quarter 2017 results are subject to the Company’s financial closing procedures, completion of the financial statements, and management’s final review as well as review by the Company’s independent registered public accounting firm and may vary significantly from the preliminary estimates included in the news release. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Tender Offer for 6.875% Senior Notes due 2021

On June 28, 2017, the Company issued a press release announcing that it has commenced a cash tender offer to purchase any and all of the outstanding $506.5 million in aggregate principal amount of its 6.875% Senior Notes due 2021 (the “Existing Notes”). A copy of the news release is attached hereto as Exhibit 99.2 and incorporated herein by reference. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto shall be deemed to constitute a (i) notice of redemption for purposes of the indenture governing the Existing Notes or (ii) an offer to purchase the Existing Notes.

Offering of Senior Notes

On June 28, 2017, the Company issued a press release announcing its intention to offer, subject to market and other conditions, $500 million of senior unsecured notes due 2025 through a private placement to certain eligible purchasers. A copy of the news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News Release (Preliminary Results) dated June 28, 2017.* * Furnished herewith

99.2	News Release (Tender Offer) dated June 28, 2017.

99.2	News Release (Notes Offering) dated June 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: June 28, 2017